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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) August 22, 2000


                          Leading Edge Packaging, Inc.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                   000-28868              22-3432883
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(State or Other Jurisdiction     (Commission       (IRS Employer Identification
      of Incorporation)          File Number)               Number)



                          350 Fifth Avenue, Suite 3922
                               New York, New York                   11018
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                    (Address of Principal Executive Offices)       Zip Code


       Registrant's telephone number, including area code: (212) 239-1865
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          (Former Name or Former Address, if Changed Since Last Report)
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         ITEM  3. BANKRUPTCY OR RECEIVERSHIP.

         (a) On August 16, 2000, Wasserman, Jurista & Stolz, PC,
Attorneys-at-law, 225 Millburn Avenue, Suite 207, Millburn, New Jersey 07041 has filed on behalf of the Registrant a Chapter 11 petition under the United States Bankruptcy Code. The Registrant's banker, First Union National Bank, has been duly informed of such filing.

         This report on Form 8-K contains certain statements, which constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            LEADING EDGE PACKAGING, INC.
                                                  (Registrant)



Date:                                       By:  /s/  Casey K. Tjang
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                                            Casey K. Tjang, President